Capital Group Dividend Growers ETF
Investment portfolio
February 28, 2026
unaudited

Common stocks 97.35% Financials 19.10%	Shares	Value (000)
Truist Financial Corp.	1,242,734	$61,279
DBS Group Holdings, Ltd.	1,326,870	59,918
Zurich Insurance Group AG	70,663	53,362
JPMorgan Chase & Co.	173,440	52,084
Japan Post Bank Co., Ltd.	2,353,000	46,121
PNC Financial Services Group, Inc.	214,082	45,460
CME Group, Inc., Class A	138,119	44,129
Wells Fargo & Co.	537,397	43,771
UniCredit SpA	499,309	42,721
Euronext NV	255,211	42,218
Banco Santander SA	3,299,374	42,065
Tokio Marine Holdings, Inc.	982,100	41,047
Munchener Ruckversicherungs-Gesellschaft AG	60,085	39,446
Intact Financial Corp.	177,804	34,328
Morgan Stanley	189,905	31,621
Bank of America Corp.	562,288	28,019
AIA Group, Ltd.	2,415,400	26,799
London Stock Exchange Group PLC	215,208	25,696
Progressive Corp.	118,407	25,299
Skandinaviska Enskilda Banken AB, Class A	1,140,905	24,366
East West Bancorp, Inc.	200,987	21,998
TPG, Inc., Class A	503,004	21,841
Citizens Financial Group, Inc.	301,835	18,168
NatWest Group PLC	2,163,686	18,049
Deutsche Bank AG	502,648	17,993
		907,798
Industrials 12.67%
Marubeni Corp.	1,974,700	75,971
RTX Corp.	330,961	67,059
Mitsubishi Corp.	1,493,100	50,578
Northrop Grumman Corp.	56,282	40,769
Union Pacific Corp.	147,301	39,032
FedEx Corp.	99,902	38,662
RELX PLC	1,109,889	38,650
BAE Systems PLC	1,345,405	38,293
Watsco, Inc.	87,861	36,667
Paychex, Inc.	387,219	36,263
Canadian National Railway Co.	275,551	30,922
Ryanair Holdings PLC (ADR)	427,396	28,845
Epiroc AB, Class A	949,029	28,584
Airbus SE, non-registered shares	127,256	27,703
Deutsche Post AG	414,957	24,565
		602,563
Capital Group Dividend Growers ETF — Page 1 of 5

unaudited
Common stocks (continued) Information technology 11.10%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	480,884	$180,129
Broadcom, Inc.	560,853	179,221
KLA Corp.	32,000	48,786
Accenture PLC, Class A	173,155	36,141
Microsoft Corp.	87,061	34,192
TE Connectivity PLC	115,288	26,533
Analog Devices, Inc.	63,838	22,713
		527,715
Consumer staples 10.17%
Philip Morris International, Inc.	953,047	178,058
British American Tobacco PLC	1,425,178	89,118
Mondelez International, Inc., Class A	1,084,707	66,796
Nestle SA	544,061	59,427
Danone SA	376,735	32,336
Carlsberg A/S, Class B	193,565	30,095
Imperial Brands PLC	613,421	27,487
		483,317
Health care 9.52%
AstraZeneca PLC	646,519	135,415
AbbVie, Inc.	265,283	61,567
Abbott Laboratories	430,658	50,107
Novo Nordisk A/S, Class B	1,176,446	44,259
Amgen, Inc.	108,495	42,113
Johnson & Johnson	157,769	39,195
UnitedHealth Group, Inc.	119,044	34,912
Bristol-Myers Squibb Co.	361,780	22,564
Roche Holding AG, nonvoting non-registered shares	47,029	22,449
		452,581
Utilities 8.02%
Iberdrola SA, non-registered shares	3,373,963	79,933
CenterPoint Energy, Inc.	1,153,108	50,160
Engie SA	1,422,696	48,633
SSE PLC	1,241,399	44,986
Atmos Energy Corp.	226,288	42,268
Sempra	385,880	37,149
Exelon Corp.	603,853	29,873
RWE AG	385,826	24,864
Brookfield Infrastructure Partners, LP	601,048	23,446
		381,312
Consumer discretionary 7.47%
Industria de Diseno Textil SA	799,124	53,652
Home Depot, Inc.	123,610	47,061
Royal Caribbean Cruises, Ltd.	148,691	46,237
YUM! Brands, Inc.	217,394	36,557
LVMH Moet Hennessy-Louis Vuitton SE	56,211	36,138
Amadeus IT Group SA, Class A, non-registered shares	549,381	34,236
Compagnie Generale des Etablissements Michelin	692,241	28,138
Evolution AB	426,089	25,884
Capital Group Dividend Growers ETF — Page 2 of 5

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Starbucks Corp.	245,969	$24,110
Tractor Supply Co.	449,563	23,305
		355,318
Materials 6.46%
Barrick Mining Corp.	1,441,337	73,133
Linde PLC	101,187	51,411
Air Products and Chemicals, Inc.	165,571	45,643
International Paper Co.	988,346	43,043
Amcor PLC	743,395	36,003
Antofagasta PLC	519,813	29,898
BASF SE	488,884	28,132
		307,263
Energy 5.93%
TotalEnergies SE	1,105,704	87,902
ConocoPhillips	569,541	64,620
Exxon Mobil Corp.	361,474	55,125
ONEOK, Inc.	541,901	44,853
Shell PLC	704,882	29,196
		281,696
Communication services 4.17%
Koninklijke KPN NV	10,082,063	57,194
T-Mobile US, Inc.	262,168	56,914
Comcast Corp., Class A	991,385	30,693
NetEase, Inc.	1,228,200	28,133
America Movil, SAB de CV, Class B (ADR)	971,415	25,276
		198,210
Real estate 2.74%
Welltower, Inc. REIT	458,853	95,038
Public Storage REIT	115,040	35,324
		130,362
Total common stocks (cost: $4,073,458,000)		4,628,135
Short-term securities 2.46% Money market investments 2.46%
Capital Group Central Cash Fund 3.65% (a)(b)	1,169,421	116,942
Total short-term securities (cost: $116,930,000)		116,942
Total investment securities 99.81% (cost: $4,190,388,000)		4,745,077
Other assets less liabilities 0.19%		9,018
Net assets 100.00%		$4,754,095
Capital Group Dividend Growers ETF — Page 3 of 5

unaudited
Investments in affiliates (b)

	Value at 6/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/28/2026 (000)	Dividend or interest income (000)
Short-term securities 2.46%
Money market investments 2.46%
Capital Group Central Cash Fund 3.65% (a)	$44,689	$650,607	$578,364	$8	$2	$116,942	$2,961

(a)	Rate represents the seven-day yield at 2/28/2026.
(b)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group Dividend Growers ETF — Page 4 of 5

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2026, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP3-310-0426
Capital Group Dividend Growers ETF — Page 5 of 5